UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 10, 2016	0-7928
Date of Report (Date of earliest event reported)	Commission File Number

(Exact name of registrant as specified in its charter)

Delaware	11-2139466
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

68 South Service Road, Suite 230 Melville, New York 11747
(Address of Principal Executive Offices) (Zip Code)

(631) 962-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On March 10, 2016, Comtech Telecommunications Corp. (the “Company”) issued a press release announcing its results of operations for its second quarter ended January 31, 2016.

A copy of the press release issued by the Company concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. The information in this Item 2.02 (including the exhibit hereto) relating to this announcement shall not be deemed filed under the Securities and Exchange Commission’s rules and regulations and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 7.01    Regulation FD Disclosure.

On March 10, 2016, the Company also announced that its Board of Directors (the “Board”) approved the declaration of a quarterly cash dividend of $0.30 per common share, payable on May 20, 2016 to stockholders of record at the close of business on April 20, 2016.

A copy of the press release issued by the Company concerning the foregoing is furnished herewith as Exhibit 99.2 and is incorporated herein by reference. The information in this Item 7.01 (including the exhibit hereto) relating to this announcement shall not be deemed filed under the Securities and Exchange Commission’s rules and regulations and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 8.01    Other Events.

In connection with the Company's acquisition of TeleCommunication Systems, Inc., which closed on February 23, 2016, and beginning with its third quarter of fiscal 2016, the Company has reorganized its business into two operating segments: commercial solutions and government solutions. The Company’s commercial solutions segment serves commercial customers (including smaller governments such as state and local governments) which require advanced technologies to meet their needs. The Company’s government solutions segment serves large government end-users (including those of foreign countries) which require mission critical technologies and systems.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated March 10, 2016, reporting the financial results of the Company for its second quarter ended January 31, 2016 (furnished and not filed herewith solely pursuant to Item 2.02).
99.2	Press Release, dated March 10, 2016, announcing that the Company’s Board declared a quarterly cash dividend of $0.30 per common share (furnished and not filed herewith solely pursuant to Item 7.01).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, Comtech Telecommunications Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
COMTECH TELECOMMUNICATIONS CORP.
Dated:    March 10, 2016

By:	/s/ Michael D. Porcelain Name: Michael D. Porcelain Title: Senior Vice President and
Chief Financial Officer